MASSMUTUAL PREMIER FUNDS

Supplement dated December 27, 2012 to the

Prospectus dated March 1, 2012

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

The following information replaces similar information found under Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 117:

Baring International Investment Limited (“Baring”), an indirect wholly-owned subsidiary of MassMutual, located at 155 Bishopsgate, London EC2M-3XY, manages the investments of the International Bond Fund, Barings Dynamic Allocation Fund, Focused International Fund, and Strategic Emerging Markets Fund. Baring is a direct subsidiary of Baring Asset Management Limited (together with its subsidiaries and Baring Asset Management LLC, the “BAM Group”). As of December 31, 2011 the BAM Group managed approximately US$45.3 billion on behalf of clients located around the world.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-12-06

MASSMUTUAL PREMIER FUNDS

Supplement dated December 27, 2012 to the

Statement of Additional Information dated March 1, 2012

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

The following information replaces the similar information found under the heading Affiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements on page 78:

MassMutual has entered into Subadvisory Agreements with Baring, an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., which is wholly-owned by MassMutual Holding LLC, on behalf of certain Funds. These agreements provide that Baring manage the investment and reinvestment of the assets of these Funds. Baring receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

International Bond Fund	0.30%
Barings Dynamic Allocation Fund	0.60%
Focused International Fund	0.55%
Strategic Emerging Markets Fund	0.65%

The sentence following the table is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3000M-12-05